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                                                                   EXHIBIT 10.34







                                     WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

                                G.I. JOE'S, INC.


            THIS CERTIFIES THAT, for value received, ____________________ (herein called "Purchaser") or registered assigns is entitled to subscribe for and purchase from G.I. Joe's, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Oregon, at the warrant purchase price specified below (subject to adjustment as noted below) at any time from and after the first anniversary of the date on which the Company's Registration Statement on Form S-1 (No. 33-61527) is declared effective by the Securities and Exchange Commission (the "Effective Date") to and including the fifth anniversary of the Effective Date, ___________ fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below).

            The warrant purchase price (subject to adjustment as noted below) shall be $[_____](1) per share.

            This Warrant is subject to the following provisions, terms and conditions:

            1. Exercise. Subject to the terms of this Warrant, the rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, but not for less than 10,000 shares (appropriately adjusted for stock dividends, splits or combinations) at a time (or such lesser amount then issuable upon the entire exercise of this Warrant) by written notice of exercise in the form attached hereto delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to the Company by cashier's check or wire transfer of funds of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of paragraph 2, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding fourteen days, after the rights represented by this Warrant shall have been so exercised, and,

--------

      (1)     120% of the initial public offering price per share.


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unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

            2. Restriction on Transferability. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraph 6 hereof and the restrictive legend under the heading "Restriction on Transfer" below. Neither this Warrant nor any interest herein shall be sold, transferred, assigned or hypothecated for a period of one year from the Effective Date except to (a) officers and/or partners of [Cruttenden Roth Incorporated] [Black & Company, Inc.], or (b) members of the selling group for the Company's initial public offering or their respective officers and/or partners provided that, in each such case, the transferee or transferees agree in writing to be bound by the terms of this
Section 2 with respect to further sales, transfers, assignments or hypothecations of this Warrant or any interest herein.

            3. Covenants of the Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, and receipt by the Company of the purchase price for the shares as set forth herein, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

            4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

                  (a) The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

                  (b) In case the Company shall at any time prior to the exercise or termination hereof subdivide its outstanding shares of Common Stock into a greater number of shares, including any stock dividend declared to effect a subdivision of the outstanding shares of Common Stock, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common


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Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

                  (c) If at any time prior to the exercise or termination hereof any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, in each such case, lawful and adequate provision shall be made whereby the holder hereof shall, after the consummation of such reorganization, reclassification, consolidation, merger or sale, have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this paragraph 4(c) and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby (at the aggregate warrant purchase price in effect for all shares of Common Stock issuable upon such exercise immediately prior to the consummation of such transaction as adjusted at the time of such transaction), such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  (d) Upon any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (e) In case any time prior to the exercise or termination hereof:

                        (1) the Company shall declare any cash dividend on its Common Stock;

                        (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends and dividends payable solely in Common Stock of the Company) to the holders of its Common Stock;


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                        (3)   the Company shall offer for subscription pro rata
            to the holders of its Common Stock any additional shares of stock of any class or other rights;

                        (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                        (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company and to Todd A. Bauman, Stoel Rives LLP, 900 S.W. Fifth Avenue, Suite 2300, Portland, Oregon 97204-1268, of the date on which
(A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be received at least 15 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  (f) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the written notice of exercise required by paragraph 1 above. "Market price" for purposes of this paragraph 4(f) shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the last sale price on the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of five consecutive trading days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.


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            5.    No Shareholder Rights. This Warrant shall not entitle the
holder hereof to any voting rights, rights to receive dividends or other rights as a shareholder of the Company.

            6. Notice of Transfer of Warrant or Resale of Shares. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with written representations from the holder and the proposed transferee satisfactory to the Company regarding the transfer or, at the election of the Company, an opinion in form and from counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and either such representations or opinion by the Company, such holder shall, subject to the last sentence of paragraph 2, be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company. An appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

            7. Transferability. Subject to the provisions of paragraph 2 and paragraph 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed.

            This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

            8. Registration Rights. The holder of this Warrant and of the Common Stock issuable or issued upon the exercise hereof shall, subject to the terms and conditions of Exhibit A, be entitled to the registration rights set forth in Exhibit A attached hereto.

            9. Governing Law. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Oregon without regard for principles of conflicts of law.


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            10.   Notices. All notices required or permitted to be given under this Warrant or the associated registration rights shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed received five days after mailing, properly addressed. Couriered notices shall be deemed received on the date that the courier warrants that delivery will occur. Telex or telecommunicated notices shall be deemed received when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished.

            11. "Holder". All references herein to the "holder" of this Warrant shall refer to the registered holder of this Warrant as reflected on the books and records of the Company. The Company may deem and treat the registered holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

            12. Investment Intent; Accredited Investor Status. By accepting this Warrant, the holder represents that it is (a) acquiring this Warrant and the shares of stock issuable upon exercise hereof for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof, (b) an "accredited investor," as defined in Rule 501 under the Securities Act of 1933, as amended, and (c) a resident of the State of ___________. By accepting this Warrant, the holder acknowledges that neither this Warrant nor the shares of stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended.

            13. Amendments. This Warrant may be amended, supplemented or modified only by means of a writing signed by the Company and the holder.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of ______________, 1999.


                                       G.I. JOE'S, INC.



                                       By:________________________________

                                       Title:_____________________________


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                             RESTRICTION ON TRANSFER


            In addition to the other restrictions on transfer provided in this Warrant, this Warrant or the shares of Common Stock issuable upon exercise hereof may not be resold or transferred unless such resale or transfer is exempted from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws ("Laws"), and the Company receives, prior to resale or transfer, written representations of the holder and proposed transferee satisfactory to the Company regarding such transfer or, at the election of the Company, an opinion in form and from counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or of such shares may be effected without registration under the Act or qualification under the Laws, or the resale or transfer of this Warrant or of such shares is registered under the Act and any applicable Laws. Each certificate representing shares of Common Stock issuable upon exercise of the Warrant may, at the Company's election, bear a legend substantially in accordance with the foregoing sentence.


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                               FORM OF ASSIGNMENT
                       (TO BE SIGNED ONLY UPON ASSIGNMENT)


            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________ this Warrant, and appoints
_____________________________________ to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated:

In the presence of:


                                       Signature:_________________________

                                       NOTE: The signature must conform in all
                                       respects to the name of the holder as
                                       written on the face of this Warrant
                                       without alteration, enlargement or any
                                       change whatsoever, and the signature must be guaranteed in the usual manner.


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                                SUBSCRIPTION FORM

          TO BE EXECUTED BY THE HOLDER OF THIS WARRANT IF SUCH HOLDER
             DESIRES TO EXERCISE THIS WARRANT IN WHOLE OR IN PART:


To:         G.I. Joe's, Inc. (the "Company")

            The undersigned ______________________ (please insert Social Security or other identifying number of Subscriber) ____________ ______________________, hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _______ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $___________, such payment being made as provided on the face of this Warrant.

            The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name: _________________________________
Address: ______________________________
Deliver to: ___________________________
Address: ______________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:


                                       Signature:_________________________

                                       Note: The signature must conform in all
                                       respects to the name of the holder as
                                       written on the face of this Warrant
                                       without alteration, enlargement or any
                                       change whatsoever.


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
                                                            EXHIBIT A to Warrant


                               REGISTRATION RIGHTS


      1. Incidental Registration. Subject to Section 7 hereof, each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders (other than a registration statement on Form S-8 relating to shares issuable under an employee stock option or other employee benefit plan, or a registration statement on a form that does not permit the inclusion of the Purchased Stock), the Company will give written notice of its determination to all record holders of Purchased Stock (as hereinafter defined). Upon the written request of a record holder of any shares of Purchased Stock given within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Purchased Stock, the record holders of which have so requested registration thereof, to be included in such registration statement; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this
Section 1 shall be underwritten in whole or in part, the Company may require, as a condition to the inclusion of Purchased Stock in any registration under this
Section 1, that the Purchased Stock requested for inclusion pursuant to this
Section 1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Purchased Stock originally covered by a request for registration would reduce the number of shares to be offered by the Company and/or other selling shareholders or interfere with the successful marketing of the shares of stock offered by the Company and/or other selling shareholders, the number of shares of Purchased Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders of Purchased Stock requesting such registration and the shares to be included in the registration shall be allocated (x) first, to the Company and/or any selling shareholders with registration rights, granted prior to March ___, 1999, that entitled them to have shares included in the registration in preference to shares of the Purchased Stock and (y) then, pro rata (by number of shares requested to be included in such registration) among the holders of Purchased Stock and any other selling shareholders in such registration (other than the selling shareholders described in clause (x) above) pro rata (by number of shares requested to be included in such registration) among such holders of Purchased Stock and other selling shareholders.

            The rights granted by this Section 1 may be transferred to and are exercisable by subsequent transferee of any shares of Purchased Stock, provided that the Company is, within a reasonable period of time after such transfer, furnished with written notice the name and address of such transferee and the securities with respect to which such registration rights are being transferred; and provided, further, that such transfer shall be effective only if immediately following such transfer the further disposition of such securities by the transferee


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is restricted under the Securities Act and that the transferee is (i) a director, officer or partner of [Cruttenden Roth Incorporated] [Black & Company, Inc.], (ii) a member of the selling group for the Company's initial public offering or an officer or partner of such member, or (iii) as a result of such transfer the holder of at least 25,000 shares of Purchased Stock.

      2.    Required Registration at Company's Expense.

            (a) If the Company shall receive a written request therefor from any record holder or holders of an aggregate of at least a majority of the shares of Purchased Stock then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least a majority of the shares of the Purchased Stock having an aggregate offering price to the public of not less than $500,000, the Company shall, subject to Section 7, prepare and file on one occasion a registration statement under the Securities Act covering the shares of Purchased Stock which are the subject of such request and shall use its best efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of shares of Purchased Stock then outstanding that such registration is to be effected. The Company shall include in such registration statement such shares of Purchased Stock for which it has received written requests to register by such other record holders within 15 days after the delivery of the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 2.

            (b) In the event that the holders of a majority of the Purchased Stock for which registration has been requested pursuant to Section 2(a) determine for any reason not to proceed with a registration at any time before a registration statement has been declared effective by the Securities and Exchange Commission (the "Commission"), and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Purchased Stock covered thereby, and the holders of such Purchased Stock agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Purchased Stock, then the holders of such Purchased Stock shall not be deemed to have exercised their right to require the Company to register Purchased Stock pursuant to Section 2(a).

            (c) If at any time any written request for registration is received by the Company pursuant to Section 2(a), and the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 1 hereof rather than Section 2(a), and the rights of the holders of Purchased Stock covered by such written request shall be governed by Section 1 hereof.

            (d) Without the written consent of the holders of a majority of the Purchased Stock for which registration has been requested pursuant to Sections 2(a), neither the Company nor


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
      any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter, if any, of such public offering determines that the inclusion of such securities would interfere with the successful marketing of the Purchased Stock or require the exclusion of any portion of the Purchased Stock to be registered.

            (e) The rights granted by Sections 2(a) may be transferred to and are exercisable by subsequent transferee of any shares of Purchased Stock provided that the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being transferred; and, provided, further, that such transfer shall be effective only if immediately following such transfer the further disposition of such securities by the transferee is restricted under the Securities Act and that such transferee is the transferee of at least 25,000 shares of the Purchased Stock.

            (f) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to Sections 2(a):

                  (i) if the Company, within 15 days after the receipt of a request for registration pursuant to Section 2(a), gives notice to the holders of Purchased Stock of its bona fide intention to effect the filing of a registration with the Commission, pertaining to an underwritten public offering of securities for the account of the Company, within 90 days after receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Purchased Stock); or

                  (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date three months following the effective date of, a registration statement, pertaining to an underwritten public offering of securities for the account of the Company (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Purchased Stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                  (iii) if the Company shall furnish to such requesting parties a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future or for certain disclosure to be made that, in the opinion of the Board of Directors duly advised by counsel, is required to be made in connection with the offer or sale of securities pursuant to such registration, provided that the


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
            Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such requesting parties, and provided, further, that the Company shall not exercise its rights under this clause to defer such obligation more than once in any twelve-month period; or

                  (iv) if the Company is not then eligible to register an offering of the Purchased Stock on a Form S-3 Registration Statement for any reason other than its failure to meet registrant requirements I.A.3. or I.A.5. (or any successor thereto) in the General Instructions related to Form S-3.

      3. Registration Procedures. If and whenever the Company files a registration statement pursuant to the provisions of Sections 1 or 2 hereof to effect the registration of shares of Purchased Stock under the Securities Act, the Company will:

            (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

            (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to comply with the provisions of the Securities Act, with respect to the disposition of the shares of stock subject to such registration statement;

            (c) furnish to the holders of Purchased Stock participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

            (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required (i) to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; (ii) to register or qualify the securities covered by such registration statement under the securities or blue sky laws of any state in which such registration or qualification would require merit review of the offering;

            (e) notify the holders of Purchased Stock participating in such registration, promptly after it shall receive notice thereof, of the time when such registration


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
      statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

            (g) for a period not to exceed six months following the effectiveness of such registration statement, prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Purchased Stock by such holder;

            (h) for a period not to exceed six months following the effectiveness of such registration statement, prepare and promptly file with the Commission such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

            (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

            (j) at the request of any such holder, furnish (i) an opinion, dated as of the closing date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, with a copy to the holder or holders making such request, covering such matters as such underwriters may reasonably request; and (ii) letters dated as of the effective date of the registration statement and as of the closing date, from the independent certified public accountants of the Company, addressed to the underwriters, with a copy to the holder or holders making such request, covering such matters as such underwriters may reasonably request.

      4. Expenses. With respect to Sections 1 and 2 hereof, the Company shall bear the following fees, costs and expenses: all registration and filing fees payable to the Securities and Exchange Commission and any state securities division, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (but only if and to the extent the Company is otherwise required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of the Company in complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance issued to the Company against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, shall be borne pro rata by the selling security holders.

      5.    Indemnification.

            (a) The Company will indemnify and hold harmless each holder of shares of Purchased Stock which are included in a registration statement pursuant to the provisions of Sections 1 or 2 hereof, its directors and officers, any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation of such registration statement, prospectus or amendment or supplement thereto; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, damage, liability, cost or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

            (b) Each holder of shares of Purchased Stock which are included in a registration pursuant to the provisions of Sections 1 or 2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation of such registration statement, prospectus or amendment or supplement thereto; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, damage, liability, cost or expense if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld.

            (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and counsel to the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party;

            (d) In the event of a conflict between the provisions of Sections 5(a) and 5(b) governing the indemnification of an underwriter and any person controlling such underwriter, and the corresponding provisions of an underwriting agreement between the Company, the holders of the Purchased Stock and such underwriter, the underwriting agreement shall control; provided, however, that the Company shall indemnify the underwriter and any person controlling such underwriter as set forth in
      Section 5(a) if necessary to reach agreement on the terms of an underwriting agreement.

      6. Special Definition. "Purchased Stock" shall mean, collectively, the Common Stock of the Company issued or issuable upon exercise of the Warrants dated as of March ___, 1999 issued by the Company to Cruttenden Roth Incorporated and Black & Company, Inc., respectively (together with any warrant or warrants issued in substitution or exchange therefor, the "Warrant"), to purchase a total of 250,000 shares of Common Stock of the Company, and all shares of Common Stock of the Company issued in a stock split or reclassification of, or a stock dividend or other distribution on or in substitution or exchange for any of the foregoing securities. Notwithstanding the foregoing, any Purchased Stock shall cease to be Purchased Stock when (x) a registration statement covering such Purchased Stock has been declared effective and such Purchased Stock has been disposed of pursuant to such effective registration statement, (y) such Purchased Stock is sold or otherwise transferred by a person in a transaction in which the rights under the provisions of Section 1 and 2 are not transferred as specified therein or (z) such Purchased Stock may be sold within any 90-day period (commencing on or after the first anniversary of the Effective Date) pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purposes hereof, the record holder of the Warrant shall be treated as the record holder of the related Common Stock then issuable upon the exercise thereof. Nothing in this
Section 6 shall, however, be deemed to require the Company to register the Warrant, it being understood that the registration rights granted hereby relate only to shares of Purchase Stock.

      7. Availability of Registration Rights. The right to registration pursuant hereto shall commence on the first anniversary of the Effective Date (as defined in the Warrant to which these Registration Rights are attached) and shall terminate, with respect to the provisions of Sections 1 and 2 hereof, on the fifth anniversary of the Effective Date.

      8. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Exhibit A that the selling holders of Purchased Stock shall furnish to the Company such information regarding themselves, the Purchased Stock held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Purchased Stock and to execute such documents in connection with such registration as the Company may reasonably request.

      9. Delay of Registration. No holder of Purchased Stock shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Exhibit A.


                                       9